UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 5, 2014

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MINERCO RESOURCES, INC.
(Exact name of registrant as specified in its charter)
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NEVADA	333-156059	27-2636716
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Bering Drive
Suite 201
Houston, Texas 77057
(Address of principal executive offices, including zip code.)

(888) 473-5150
(Registrant’s telephone number, including area code)

Not applicable.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 3, 2014, through our subsidiary, Level 5 Beverage Company, Inc.(the “Supplier”) (“Level 5”), we entered into an Agreement (the “Distribution Agreement – Exclusive Territory”) with J.D.’s Food Group, Ltd.(“Distributor”), a company incorporated in the United Kingdom (“JD’s Food”) to exclusively distribute our VitaminFIZZ® brand of enhanced sparkling water.

The summary of the Agreement is as follows (the entire Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K filed with the Securities and Exchange Commission):

TERM

Subject to earlier termination in accordance with Paragraph 9 of this Agreement, the term of this Agreement shall be for a three (3) year period commencing as of the Effective Date.  Subject to the terms and conditions herein, upon the expiration of the initial term, the term of this Agreement shall automatically be renewed for successive one (1) year periods.

RESALE RIGHTS

A.
Supplier hereby appoints Distributor as its exclusive distributor for the Distribution of the Products via the Channel in the Territory, and Distributor agrees to use commercially reasonable efforts to resell the Products via the Channel in the Territory on the terms and conditions set forth herein.  The parties acknowledge that Schedule A may be amended from time to time upon the mutual written consent of the parties to add or modify the Products to be Distributed hereunder.  Distributor shall not solicit orders for the Products from outside the Territory.  If Distributor receives orders from outside the Territory, Distributor shall promptly refer all such orders directly to Supplier without processing such orders or accepting any payment for such orders.  Any (a) marketing or sales of Products by Distributor outside the Territory or (b) sales of Products to entities that Distributor knows or has reason to believe are reselling Products outside the Territory, shall be considered a material breach of this Agreement.

B.
If Supplier introduces any new product which is similar to the Products (including, without limitation, any reformulations of the Products) during the term of this Agreement, then Supplier shall offer Distributor the right to Distribute such product via the Channel within the Territory on the terms and conditions of this Agreement (other than pricing for such new product, which shall be agreed upon in good faith by the parties).  If Distributor accepts distribution of such new product within thirty (30) days of Distributor's receipt of written notice from Supplier, Distributor shall commence the sale and distribution of such new product within fifteen (15) days following such acceptance, and such new product shall be included within the definition of the “Products” and Schedule A shall be amended accordingly.  If Distributor does not accept distribution of such new product, Supplier may Distribute such new product via another Person; provided, however, that Supplier may not offer any Person the right to Distribute such product within the Territory on terms more favorable to such Person than those offered to Distributor without first re-offering to Distributor the right to Distribute such product in accordance with this Paragraph 3B.

PRICE

Sales of the Products by Supplier to Distributor shall be at such prices as set forth on Schedule A attached hereto, which may be changed by Supplier on an annual basis during the term of this Agreement upon thirty (30) days’ prior written notice to Distributor. In addition, in the event of an increase in Supplier's cost of manufacturing a Product, Supplier shall have the right to pass such costs through to Distributor by increasing the Purchase Price for any Product upon not less than thirty (30) calendar days’ prior written notice to Distributor and delivering to Distributor an updated Schedule A to reflect such price adjustment; provided that such cost-driven increases to the Purchase Price for any Product may not exceed three percent (3%) in any calendar year unless Supplier provides Distributor with reasonable evidence of such increased costs.  Supplier may also make other periodic non-cost driven price increases with the prior written consent of Distributor.  Supplier may elect to offer decreased Purchase Prices or other discounted or promotional terms for Distributor's purchase of any Product from time to time at its sole discretion.

Product	Purchase Price

VitaminFizz ®	£4.70/12 count case -17oz PET

TERMS OF PAYMENT

A.
Supplier shall submit invoices to Distributor for Products purchased hereunder.  Distributor's payment for the Products purchased shall be 2% 10, net ninety (90) days calculated from the date that the Products have been received by Distributor and specified in an invoice for first three (3) months of purchases.  Distributor's payment for the Products purchased shall be 2% 10, net sixty (60) days calculated from the date that the Products have been received by Distributor and specified in an invoice after first three (3) months of purchases until first twelve (12) months of purchases.  Thereafter Distributor's payment for the Products purchased shall be 2% 10, net forty five (45) days calculated from the date that the Products have been received by Distributor and specified in an invoice. Distributor will pay for all inventory-received prior to additional inventory being shipped. Distributor will not pay for the opening inventory (first shipment) until the inventory is sold.

B.
Distributor shall purchase the Products in its own name and for its own account from Supplier.  Supplier shall deliver each shipment of Products to Distributor FOB Distributor’s warehouse (or such other delivery location as may be designated by Distributor from time to time).

TERRITORY

UNITED KINGDOM. Provided Distributor purchases at least 24 containers of product within the first 12 months of this contract, Distributor will automatically assume rights for the European Union, unless these rights are granted in writing as an addendum to this contract by Company prior to this milestone being achieved.

The foregoing description of the Distribution Agreement is qualified in its entirety by reference to the full text of the Distribution Agreement, attached as Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission and incorporated herein by reference.

On November 5, 2013, we issued the attached press release that included a description of the agreement.  A copy of the press release is attached as Exhibit 99.1 to this Report on Form 8-K.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS, FINANCIAL STATEMENT SCHEDULES

Incorporated by reference
Exhibit	Document Description	Form	Date	Number	Filed herewith
10.1	UK - Exclusive Territory Distribution Agreement				X
99.1	Press Release, dated November 5, 2014				X

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MINERCO RESOURCES, INC.

Dated: 11/5/2013	By:	/s/ V. Scott Vanis